AXP(R)
         Mutual

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Mutual seeks to provide shareholders with a balance of growth of capital and current income.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

From the Chairman

(photo of Arne H. Carlson)

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's new Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. These changes include the hiring of several new portfolio managers and investment leaders and the addition of 10 sub-advised funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

On behalf of the Board,

Arne H. Carlson

CONTENTS

From the Chairman                                        2

Economic and Market Update                               3

Fund Snapshot                                            5

Questions & Answers with Portfolio Management            6

The Fund's Long-term Performance                         9

Investments in Securities                               10

Financial Statements (Portfolio)                        21

Notes to Financial Statements (Portfolio)               24

Independent Auditors' Report (Portfolio)                28

Financial Statements (Fund)                             29

Notes to Financial Statements (Fund)                    32

Independent Auditors' Report (Fund)                     38

Federal Income Tax Information                          39

Board Members and Officers                              40

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2 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

September* lived up to its historical reputation as the cruelest month for stocks, with declines across sectors affecting companies of all sizes. For the one-month period ended Sept. 30, 2002, large-company stocks, like the Dow Jones Industrials, were down more than 10% on average, while small companies fared a bit better. The Russell 2000 Index, a popular measure of small-cap stocks, lost about 7.5%.

Continued weakness in earnings proved to be the overriding factor in September's losses. The key to a higher market is growth in earnings, but expectations for growth took a bearish turn last month. Several high-profile companies either released lower-than-expected earnings or issued warnings of upcoming announcements. The slow pace of the economic recovery has simply not been reflected in company balance sheets so far this year. Consumers are keeping the economy moving, but businesses have been reluctant to spend.

We'll likely have to see a recovery in business spending before the economy heats up.

It's also important to note that a bear market in corporate bonds has developed alongside the one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices have stoked investors' fears in recent weeks.

Nevertheless, opportunities do exist in corporate and high-yield bonds because of the bear market we have seen in recent months. Investors who can tolerate some risk should not abandon these securities in a flight

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3 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Economic and Market Update

to safety. After all, safety comes with its own price -- the forfeiture of growth and earning potential. And bond investors usually lose when interest rates rise or inflation becomes more of a factor. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

Key points

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Fund Snapshot as of SEPT. 30, 2002

PORTFOLIO MANAGER

Portfolio manager                                        Bob Ewing, CFA
Tenure/since                                                     4/1/02
Years in industry                                                    11

Portfolio manager                                   Colin Lundgren, CFA
Tenure/since                                                     1/1/01
Years in industry                                                    16

FUND OBJECTIVE
For investors seeking a balance of growth of capital and current income.

Inception dates

A: 4/16/40        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols

A: INMUX          B: IDMBX          C: --            Y: IDMYX

Total net assets                                         $1.590 billion
Number of holdings                                    approximately 390

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      STYLE
VALUE BLEND GROWTH
 X                LARGE
                  MEDIUM SIZE
                  SMALL

     DURATION
SHORT  INT  LONG
        X     X  HIGH
        X     X  MEDIUM SIZE
                 LOW

PORTFOLIO ASSET MIX

Percentage of portfolio assets

(pie graph)

Common stocks 57.9%
Bonds 35.0%
Cash equivalents 7.1%

TOP FIVE SECTORS
Percentage of portfolio assets

Banks and savings & loans                                           7.6%
Financial services                                                  6.2
Energy                                                              5.1
Health care                                                         3.8
Multi-industry conglomerates                                        3.4

TOP TEN HOLDINGS
Percentage of portfolio assets

Citigroup                                                           2.1%
ChevronTexaco                                                       1.6
ConocoPhillips                                                      1.6
Bank of America                                                     1.5
S&P Depositary Receipts                                             1.3
American Intl Group                                                 1.2
Freddie Mac                                                         1.2
Exxon Mobil                                                         1.1
Wells Fargo                                                         1.1
Philip Morris                                                       1.1

Fund holdings are subject to change.

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5 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the one-year period ended Sept. 30, 2002?

A: For the one-year period ended Sept. 30, 2002, the Fund's Class A shares (excluding sales charge) returned -13.05% versus the S&P 500 Index, which returned -20.49%. The Lehman Brothers Aggregate Bond Index generated a return of 8.60%, and the Lipper Balanced Funds Index returned -9.83% over the same timeframe.

Q:  What factors significantly impacted performance?

A: The past year provided significant challenges for both equity and bond investors. In the equity portion of the portfolio, the Fund benefited from a rally in the market in the closing months of 2001. Investors were optimistic at that time that the U.S. economy was beginning to recover from a mild recession in 2001. While that proved to be the case, the rally was short lived. Beginning in early 2002, a number of factors, ranging from corporate governance issues to ongoing terrorism threats and global tensions took a toll on investor confidence. Stocks began to move lower, a trend that was more pronounced as it became clear that the economic recovery was not as strong as first expected. For much of the period, value stocks performed better than growth-oriented issues, and that generally worked to our benefit. However, in the closing months of the year, the bear market took a significant toll on a broad range of stocks, offering few places for investors to escape the negative impact. The equity portion of the Fund closed the year on a weak note, although it performed well relative to its peers.

    The environment for the bond portfolio was also challenging. As was the case with equities, bonds began the 12-month period on a positive note, as interest rates, already low, remained stable in the initial weeks. Expectations of a stronger

(bar graph)

PERFORMANCE COMPARISON
For the year ended Sept. 30, 2002
 10%                     (bar 3)
  5%                     +8.60%
  0%
- 5%                               (bar 4)
-10%     (bar 1)                    -9.83
-15%     -13.05%
-20%              (bar 2)
-25%              -20.49%

(bar 1) AXP Mutual Class A (excluding sales charge)
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lehman Brothers Aggregate Bond Index (unmanaged)
(bar 4) Lipper Balanced Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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6 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > After an extended bear market in stocks, valuations have reached a level that should create more upside potential as the year progresses. (end callout quote)

     economy turned the tables, and investors shifted their attention to equities, sending interest rates higher in late 2001 and in the early part of 2002. The environment quickly changed, and for much of the rest of the period, U.S. Treasury bonds were the major beneficiaries of investors' renewed flight to quality. However, ongoing economic weakness and the impact of corporate accounting scandals took a toll on the market for corporate debt securities, which detracted from the Fund's return. Most notably, the Fund was hurt by its position in WorldCom debt, one of the firms that found itself in the middle of the corporate accounting scandals.

Q:   What changes did you make to the portfolio?

A: A significant event involving the equity portfolio during the period was a change in management that occurred in April. At that time, the equity portion of

AVERAGE ANNUAL TOTAL RETURNS
as of Sept. 30, 2002
                                  Class A                  Class B                    Class C                   Class Y
(Inception dates)                (4/16/40)                (3/20/95)                  (6/26/00)                 (3/20/95)
                             NAV(1)     POP(2)      NAV(1)    After CDSC(3)     NAV(1)   After CDSC(4)     NAV(5)       POP(5)

1 year                     -13.05%    -18.05%      -13.72%        -17.11%      -13.76%       -13.76%      -12.90%      -12.90%
5 years                     -5.83%     -6.94%       -6.55%         -6.68%         N/A           N/A        -5.70%       -5.70%
10 years                    +3.48%     +2.87%         N/A            N/A          N/A           N/A          N/A          N/A
Since inception               N/A        N/A        +1.23%         +1.23%      -18.41%       -18.41%       +2.15%       +2.15%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Questions & Answers

    the Fund's portfolio was re-positioned with a value orientation, in line with historical precedents and investor expectations. The Fund subsequently increased its weightings in the financial services and industrial sectors, and reduced its technology exposure. In the months that followed, we continued to identify stocks that appeared to offer significant value relative to the overall market, but also offered sustainable growth prospects. Toward the end of the period, we began to find good opportunities among selected healthcare, technology and energy issues that had reached very attractive price levels. In the fixed income portfolio, we began the period with a more aggressive posture in terms of the Fund's interest rate sensitivity, but gradually moderated that position in anticipation of a better economy, which usually results in higher interest rates. Also, as economic concerns began to have a negative impact on the relative performance of corporate bonds, we shifted assets from that group into mortgage-backed securities.

Q:  What is your outlook for the year ahead?

A: There is a fair amount of uncertainty hanging over the stock and bond markets as we begin the Fund's fiscal year. Continued concerns related to the rate of growth in this economy, along with global issues are keeping a lid on investor enthusiasm. However, as time goes on, we anticipate that the environment for stocks will begin to improve. After an extended bear market in stocks, valuations have reached a level that should create more upside potential as the year progresses. From the bond perspective, interest rates appear to be close to a low for the current cycle. That could create a more challenging environment for fixed income securities, but it is expected that non-Treasury securities, such as mortgage-backed and corporate issues, will be better positioned to benefit from the improved economic environment.

Q:  How are you positioning the Fund in light of your outlook?

A: The equity portfolio is firmly positioned in stocks that are very attractively priced relative to the market as a whole. We are confident that these issues offer solid opportunity for capital appreciation as the general environment for equities begins to improve. In the fixed income portfolio, we continue to favor more stable Treasury and mortgage-backed securities, but anticipate shifting a greater emphasis to corporate bonds as signs of an improved economy boost prospects for that sector of the market.

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8 --- AXP MUTUAL --- 2002 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Mutual Class A shares (from 10/01/92 to 9/30/02) as compared to the performance of three widely cited performance indices, the Standard & Poor's 500 Index (S&P 500 Index), the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

Average Annual Total Returns
Class A with Sales Charge as of Sept. 30, 2002
1 year                   -18.05%
5 years                   -6.94%
10 years                  +2.87%
Since inception             N/A

Results for other share classes can be found on page 7.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

IN AXP MUTUAL
(bar chart)
$50,000
$40,000   (solid line) AXP Mutual Class A
$30,000   (dotted line) S&P 500 Index (1)
$20,000   (dashed line) The Lehman Brothers Aggregate Bond Index (2)
$10,000   (long dash line) The Lipper Balanced Funds Index (3)
        `92    `93    `94    `95    `96    `97     `98     `99     `01     `02

(solid line) AXP Mutual Class A $13,272
(dotted line) S&P 500 Index (1) $23,663
(dashed line) The Lehman Brothers Aggregate Bond Index (2) $20,371 (long dash line) The Lipper Balanced Funds Index (3) $20,333

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Balanced Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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9 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Investments in Securities

Balanced Portfolio
Sept. 30, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (59.2%)
Issuer                                             Shares           Value(a)
Aerospace & defense (0.8%)
Boeing                                             75,000          $2,559,750
General Dynamics                                   35,000           2,846,550
Lockheed Martin                                    45,000           2,910,150
United Technologies                                70,000           3,954,300
Total                                                              12,270,750

Airlines (--%)
Northwest Airlines Cl A                            70,000(b)          467,600

Automotive & related (0.9%)
Ford Motor                                        255,000           2,499,000
General Motors                                     85,000           3,306,500
Navistar Intl                                     245,000           5,311,600
Sonic Automotive                                  110,000(b)        1,947,000
Tower Automotive                                  285,000(b)        1,909,500
Total                                                              14,973,600

Banks and savings & loans (7.7%)
Bank of America                                   385,000          24,562,999
Bank of New York                                   90,000           2,586,600
Bank One                                          250,000           9,350,000
FleetBoston Financial                             445,000           9,046,850
J.P. Morgan Chase                                 595,000          11,299,050
Mellon Financial                                  295,000           7,649,350
PNC Financial Services Group                      230,000           9,699,100
Sovereign Bancorp                                 165,000           2,128,500
U.S. Bancorp                                      695,000          12,913,100
Wachovia                                          370,000          12,095,300
Washington Mutual                                 120,000           3,776,400
Wells Fargo                                       370,000          17,819,200
Total                                                             122,926,449

Beverages & tobacco (2.5%)
Anheuser-Busch                                    145,000           7,337,000
Coca-Cola                                          80,000           3,836,800
PepsiCo                                           300,000          11,085,000
Philip Morris                                     455,000          17,654,000
Total                                                              39,912,800

Building materials & construction (0.9%)
Centex                                            110,000           4,878,500
Fleetwood Enterprises                             235,000(b)        1,583,900
Masco                                             280,000           5,474,000
Temple-Inland                                      65,000           2,510,950
Total                                                              14,447,350

Chemicals (1.2%)
Dow Chemical                                       77,000           2,102,870
du Pont (EI) de Nemours                           310,000          11,181,700
Praxair                                            75,000           3,833,250
Solutia                                           285,000           1,487,700
Total                                                              18,605,520

Communications equipment & services (1.7%)
EchoStar Communications Cl A                       80,000(b)        1,384,000
Fairchild Semiconductor Intl Cl A                 260,000(b)        2,462,200
Lucent Technologies                               465,000(b)          353,400
Motorola                                          685,000           6,973,300
Teradyne                                          105,000(b)        1,008,000
Verizon Communications                            530,000          14,543,200
Total                                                              26,724,100

Computer software & services (0.5%)
Microsoft                                          85,000(b)        3,713,650
Network Associates                                325,000(b)        3,454,750
Total                                                               7,168,400

Computers & office equipment (1.6%)
Apple Computer                                    400,000(b)        5,800,000
Cisco Systems                                     115,000(b)        1,205,200
Comverse Technology                               195,000(b)        1,363,050
Hewlett-Packard                                 1,040,000          12,136,800
Sun Microsystems                                1,970,000(b)        5,102,300
Total                                                              25,607,350

See accompanying notes to investments in securities.
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10 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                                             Shares           Value(a)
Electronics (0.7%)
Advanced Micro Devices                            255,000(b)       $1,361,700
Agilent Technologies                               40,000(b)          522,400
Amphenol Cl A                                      45,000(b)        1,395,000
Flextronics Intl                                  755,000(b,c)      5,263,860
Intel                                              95,000           1,319,550
Micron Technology                                 100,000(b)        1,237,000
Natl Semiconductor                                 45,000(b)          537,300
Total                                                              11,636,810

Energy (5.3%)
Burlington Resources                              130,000           4,986,800
ChevronTexaco                                     380,000          26,315,000
ConocoPhillips                                    565,000          26,125,600
Exxon Mobil                                       570,000          18,183,000
FirstEnergy                                       210,000           6,276,900
Grant Prideco                                     215,000(b)        1,836,100
Total                                                              83,723,400

Energy equipment & services (0.9%)
Schlumberger                                      190,000           7,307,400
Transocean                                        300,000           6,240,000
Total                                                              13,547,400

Financial services (6.4%)
Capital One Financial                              65,000           2,269,800
CIT Group                                          80,000(b)        1,438,400
Citigroup                                       1,165,000          34,542,250
Fannie Mae                                        225,000          13,396,500
Freddie Mac                                       340,000          19,006,000
Household Intl                                    100,000           2,831,000
Lehman Brothers Holdings                          130,000           6,376,500
MBNA                                              255,000           4,686,900
Merrill Lynch                                     250,000           8,237,500
Morgan Stanley                                    255,000           8,639,400
Total                                                             101,424,250

Food (0.7%)
General Mills                                     175,000           7,773,500
Kraft Foods Cl A                                   80,000           2,916,800
Total                                                              10,690,300

Furniture & appliances (0.7%)
Black & Decker                                     95,000           3,983,350
Leggett & Platt                                    85,000           1,682,150
Maytag                                            110,000           2,549,800
Miller (Herman)                                   150,000           2,664,000
Total                                                              10,879,300

Health care (3.9%)
Abbott Laboratories                               145,000           5,858,000
Biomet                                            120,000           3,195,600
Bristol-Myers Squibb                              410,000           9,758,000
Genzyme-General Division                           90,000(b)        1,854,900
Merck & Co                                        225,000          10,284,750
Pfizer                                            355,000          10,302,100
Pharmacia                                         125,000           4,860,000
Schering-Plough                                   320,000           6,822,400
Waters                                             55,000(b)        1,333,750
Wyeth                                             250,000           7,950,000
Total                                                              62,219,500

Health care services (2.0%)
Cardinal Health                                   155,000           9,641,000
Caremark Rx                                       370,000(b)        6,290,000
HCA                                               125,000           5,951,250
McKesson                                          200,000           5,666,000
Universal Health Services Cl B                     75,000(b)        3,836,250
Total                                                              31,384,500

Household products (2.3%)
Avon Products                                     175,000           8,067,500
Gillette                                          270,000           7,992,000
Intl Flavors/Fragrances                            70,000           2,229,500
Kimberly-Clark                                    100,000           5,664,000
Newell Rubbermaid                                  80,000           2,469,600
Procter & Gamble                                  105,000           9,384,900
Total                                                              35,807,500

Industrial equipment & services (0.6%)
Caterpillar                                        55,000           2,047,100
Ingersoll-Rand Cl A                                85,000(c)        2,927,400
Kennametal                                         70,000           2,248,400
Milacron                                          155,000             699,050
Parker-Hannifin                                    40,000           1,528,400
Total                                                               9,450,350

Insurance (3.2%)
AFLAC                                              90,000           2,762,100
Allstate                                          310,000          11,020,500
American Intl Group                               370,000          20,239,000
Hartford Financial Services Group                 112,600           4,616,600
John Hancock Financial Services                    35,000             973,000
MetLife                                           300,000           6,828,000
Travelers Property Casualty Cl A                  255,000(b)        3,366,000
Travelers Property Casualty Cl B                  103,411(b)        1,399,151
Total                                                              51,204,351

See accompanying notes to investments in securities.

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11 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                                             Shares          Value(a)
Leisure time & entertainment (1.0%)
AOL Time Warner                                 1,130,000(b)      $13,221,000
Viacom Cl B                                        80,000(b)        3,244,000
Total                                                              16,465,000

Media (1.6%)
Clear Channel Communications                      140,000(b)        4,865,000
Comcast Cl A                                      111,800(b)        2,332,148
Disney (Walt)                                     315,000           4,769,100
Liberty Media Cl A                                585,000(b)        4,200,300
McGraw-Hill Companies                              30,000           1,836,600
Tribune                                            40,000           1,672,400
USA Interactive                                   285,000(b)        5,523,300
Total                                                              25,198,848

Metals (0.4%)
Alcan                                              55,000(c)        1,357,400
Alcoa                                             135,000           2,605,500
Phelps Dodge                                      105,800(b)        2,711,654
Total                                                               6,674,554

Multi-industry conglomerates (3.5%)
Cendant                                           845,000(b)        9,092,200
General Electric                                  355,000           8,750,750
Honeywell Intl                                    360,000           7,797,600
Monsanto                                           21,324             326,044
S&P Depositary Receipts                           250,000          20,455,000
Textron                                           155,000           5,285,500
Tyco Intl                                         150,000(c)        2,115,000
Xerox                                             425,000(b)        2,103,750
Total                                                              55,925,844

Paper & packaging (0.3%)
Bowater                                            60,000           2,118,000
Intl Paper                                         81,000           2,704,590
Total                                                               4,822,590

Real estate investment trust (1.0%)
Apartment Investment & Management Cl A             80,000           3,108,000
Equity Office Properties Trust                    385,000           9,940,700
Starwood Hotels & Resorts Worldwide               125,000           2,787,500
Total                                                              15,836,200

Restaurants & lodging (0.2%)
McDonald's                                        225,000           3,973,500

Retail (2.6%)
AutoNation                                        165,000(b)        1,900,800
AutoZone                                           52,900(b)        4,171,694
BJ's Wholesale Club                                85,000(b)        1,615,850
Circuit City Stores-Circuit City Group            240,000           3,636,000
CVS                                               115,000           2,915,250
Dollar General                                    305,000           4,093,100
Federated Dept Stores                              70,000(b)        2,060,800
Home Depot                                        175,000           4,567,500
Safeway                                           200,000(b)        4,460,000
Sears, Roebuck & Co                               115,000           4,485,000
Staples                                            60,000(b)          767,400
Target                                            220,000           6,494,400
Total                                                              41,167,794

Textiles & apparel (0.2%)
Liz Claiborne                                     100,000           2,495,000

Transportation (0.1%)
Union Pacific                                      30,000           1,736,100

Utilities -- electric (1.5%)
Dominion Resources                                135,000           6,848,550
Duke Energy                                       320,000           6,256,000
TXU                                               207,000           8,633,970
Xcel Energy                                       220,000           2,048,200
Total                                                              23,786,720

Utilities -- telephone (2.4%)
ALLTEL                                            105,000           4,213,650
AT&T                                            1,058,600          12,713,786
BellSouth                                         490,000           8,996,400
KT                                                145,000(c)        3,216,100
SBC Communications                                450,000           9,045,000
Total                                                              38,184,936

Total common stocks
(Cost: $1,230,817,547)                                           $941,338,666

Preferred stock (--%)
Issuer                                             Shares               Value(a)

Intermedia Communications
     13.50% Pay-in-kind Series B                        1(k)               $8

Total preferred stock
(Cost: $605)                                                               $8

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Bonds (35.8%)

Issuer                      Coupon              Principal            Value(a)
                             rate                 amount
Mortgage-backed securities (15.3%)

Collateralized Mtge Obligation Trust
      12-20-14               9.95%               $770,109            $772,204
Federal Home Loan Mtge Corp
      10-01-03               7.00                 516,247             524,609
      07-01-07               6.50                   1,907               1,934
      07-01-08               6.75                 195,133             196,338
      06-01-09               5.50               1,399,604           1,467,976
      01-01-11               6.50               5,215,684           5,488,958
      11-15-13               5.50              10,500,000          10,859,519
      12-15-13               5.50               7,125,000           7,418,906
      11-03-15               6.50               9,866,451          10,339,375
      07-01-17               6.00               5,815,088           6,042,126
      07-01-17               7.00               5,673,337           5,993,031
      04-01-22               6.50              12,904,425          13,464,431
      10-01-22               6.50               8,300,000(j)        8,632,000
      08-01-24               8.00               1,311,078           1,410,819
      09-01-28               6.00               5,915,342           6,103,662
      04-01-32               7.00               8,743,311           9,127,337
      06-01-32               7.00               2,141,434           2,235,491
      07-01-32               7.00               8,311,672           8,676,741
  Collateralized Mtge Obligation
      12-15-13               5.50               6,800,000           7,059,841
      05-15-17               5.50               7,800,000           8,088,009
      11-15-17               5.50               5,400,000(j)        5,617,688
      02-25-42               6.50               2,965,364           3,205,373
  Trust Series Z
      10-15-23               6.50                  36,350(h)           38,829
Federal Natl Mtge Assn
      08-01-13               6.00                       2                   2
      02-01-14               7.50                 301,818             313,713
      03-01-17               6.50               5,418,199           5,677,204
      11-25-17               5.00               5,000,000(j)        5,163,086
      05-01-23               6.50               2,374,986           2,478,458
      09-01-23               6.50               3,852,417           4,020,257
      01-01-24               6.50               7,240,180           7,555,617
      06-01-24               9.00               1,288,432           1,419,374
      08-01-25               7.50               3,653,545           3,879,757
      06-01-28               6.00               6,723,383(e)        6,928,717
      06-01-28               7.00                  10,607              11,086
      12-01-28               6.50               6,457,350           6,701,423
      08-01-29               6.00              11,080,000(j)       11,381,237
      11-01-29               6.00               6,435,000(j)        6,595,875
      02-01-30               8.00               2,728,394           2,917,441
      07-01-30               8.50                   2,725               2,920
      01-01-31               8.00               1,514,158           1,618,931
      06-01-31               7.00               5,429,933           5,707,935
      08-01-32               7.00               6,242,537           6,519,617
      09-01-32               6.50              20,439,979          21,187,315
      10-01-32               5.00               4,100,000(j)        4,280,016
      10-25-12               4.72               6,000,000           6,107,813
  Collateralized Mtge Obligation
      07-30-12               5.50               9,000,000           9,431,644
Total                                                             242,664,635

U.S. government obligations & agencies (8.5%)
Federal Natl Mtge Assn
      07-15-07               4.25               5,080,000           5,326,075
      07-26-07               4.32               6,300,000           6,500,340
      05-15-08               6.00               3,500,000           3,950,135
      05-15-11               6.00               1,200,000           1,349,340
      03-15-12               6.13               8,780,000           9,977,267
U.S. Treasury
      02-15-11               5.00               5,100,000           5,665,381
      08-15-11               5.00               6,000,000           6,663,516
      02-15-12               4.88              10,000,000          11,017,580
      07-15-12               3.00               6,900,000           7,433,910
      08-15-12               4.38              15,330,000          16,303,149
      05-15-30               6.25              10,600,000          12,932,827
      02-15-31               5.38              14,200,000          15,779,750
  Principal Only
      08-15-21               5.20              40,000,000(f)       15,314,000
  TIPS
      01-15-07               3.38              12,000,000(g)       14,857,379
United Mexican States
  (U.S. Dollar)
      01-14-12               7.50               1,500,000(c)        1,518,750
Total                                                             134,589,399

Aerospace & defense (0.1%)
Alliant Techsystems
  Company Guaranty
      05-15-11               8.50               1,400,000           1,487,500
L-3 Communications
  Sr Sub Nts
      06-15-12               7.63                 460,000(d)          473,800
Total                                                               1,961,300

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                      Coupon              Principal            Value(a)
                             rate                 amount
Airlines (0.9%)
American Airlines
      05-23-11               6.82%             $5,000,000          $4,674,299
Continental Airlines
  Series 2001-1
      06-15-21               6.70               1,661,303           1,532,521
  Series 2001D
      12-01-06               7.57               2,000,000           1,311,714
Delta Air Lines
      09-18-11               7.11               2,700,000           2,844,238
United Air Lines
      10-01-10               7.03               3,900,696           3,221,702
Total                                                              13,584,474

Automotive & related (0.5%)
DaimlerChryster North America Holdings
  Company Guaranty
      01-18-31               8.50               1,300,000           1,545,896
Ford Motor
      07-16-31               7.45               3,100,000           2,551,319
Ford Motor Credit
      10-25-11               7.25               4,400,000           4,067,360
Total                                                               8,164,575

Banks and savings & loans (1.2%)
Bank of America
      09-15-12               4.88               2,100,000           2,118,207
Bank One
  Sub Nts
      11-15-11               5.90               1,550,000           1,693,189
Golden State Holdings
  Sr Nts
      08-01-03               7.00              10,000,000          10,280,770
J.P. Morgan Chase
  Sub Nts
      03-15-12               6.63               1,500,000           1,622,490
Sovereign Bancorp
  Sr Nts
      11-15-06              10.50                 515,000             571,650
US Bank National
Association Minnesota
      08-01-11               6.38                 750,000             833,865
Wells Fargo Bank NA
  Sub Nts
      02-01-11               6.45               1,800,000           2,029,811
Total                                                              19,149,982

Beverages & tobacco (0.1%)
Constellation Brands
  Sr Sub Nts Series B
      01-15-12               8.13                 300,000             306,000
Cott Beverages
  Company Guaranty
      12-15-11               8.00                 850,000             871,250
Total                                                               1,177,250

Building materials & construction (0.4%)
Associated Materials
  Sr Sub Nts
      04-15-12               9.75                 570,000(d)          587,100
Beazer Homes USA
  Company Guaranty
      04-15-12               8.38                 220,000             220,000
Collins & Aikman Floorcover
  Company Guaranty Series B
      02-15-10               9.75                  20,000              20,200
Louisiana Pacific
  Sr Nts
      08-15-10               8.88                 165,000             178,030
  Sr Sub Nts
      08-15-05               8.50                 435,000             443,131
Meritage
  Company Guaranty
      06-01-11               9.75                 500,000             501,250
Nortek
  Sr Nts Series B
      09-01-07               9.13                 500,000             502,500
  Sr Sub Nts Series B
      06-15-11               9.88                 280,000             271,600
Schuler Homes
  Company Guaranty
      07-15-09               9.38                 300,000             298,500
Standard Pacific
  Sr Sub Nts
      04-15-12               9.25                 300,000             288,000
Tech Olympic USA
  Sr Sub Nts
      07-01-12              10.38                 305,000(d)          279,075
Tyco Intl Group
  (U.S. Dollar) Company Guaranty
      02-15-11               6.75               2,485,000(c)        2,050,125

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                      Coupon              Principal            Value(a)
                             rate                 amount
Building materials & construction (cont.)
WCI Communities
  Company Guaranty
      02-15-11              10.63%               $350,000            $340,375
      05-01-12               9.13                 250,000             228,125
Weyerhaeuser
      03-15-12               6.75                 700,000(d)          755,510
Total                                                               6,963,521

Chemicals (0.4%)
Airgas
  Company Guaranty
      10-01-11               9.13               1,250,000           1,326,563
Allied Waste North America
  Company Guaranty Series B
      01-01-09               7.88               1,000,000             930,000
Compass Minerals Group
  Company Guaranty
      08-15-11              10.00                 600,000             636,000
Equistar Chemical/Funding
  Company Guaranty
      09-01-08              10.13                 585,000             523,575
IMC Global
  Company Guaranty Series B
      06-01-08              10.88                 500,000             537,500
      06-01-11              11.25                 100,000             107,500
Lyondell Chemical
  Company Guaranty
      12-15-08               9.50                 350,000             315,875
  Series B
      05-01-07               9.88                 100,000              92,500
MacDermid
      07-15-11               9.13                 350,000             367,500
Noveon
  Company Guaranty Series B
      02-28-11              11.00                 800,000             864,000
Total                                                               5,701,013

Communications equipment & services (0.5%)
AT&T Wireless Services
  Sr Nts
      03-01-11               7.88               1,700,000           1,309,000
      03-01-31               8.75               2,200,000           1,584,000
Deutsche Telekom Intl Finance
  (U.S. Dollar)
      06-15-10               8.00                 700,000(c)          767,803
EchoStar DBS
  Sr Nts
      02-01-09               9.38                 700,000             672,000
Verizon Global Funding
      06-15-12               6.88               3,500,000           3,565,930
Total                                                               7,898,733

Energy (0.6%)
El Paso Energy Partners
  Company Guaranty
      06-01-11               8.50                 750,000(d)          716,250
Encore Acquisition
  Company Guaranty
      06-15-12               8.38                 135,000(d)          136,350
FirstEnergy
  Series B
      11-15-11               6.45               1,800,000           1,693,008
Forest Oil
  Sr Nts
      06-15-08               8.00                 260,000             270,400
      12-15-11               8.00                 700,000             728,000
Hanover Equipment Trust
  Sr Nts
      09-01-08               8.50                 645,000(d)          599,850
Luscar Coal
  (U.S. Dollar) Sr Nts
      10-15-11               9.75                 350,000(c)          374,500
Magnum Hunter Resources
  Company Guaranty
      03-15-12               9.60                 260,000             270,400
Marathon Oil
      06-01-07               5.38               2,200,000           2,331,120
Newfield Exploration
  Sr Sub Nts
      08-15-12               8.38                 755,000             773,875
Westport Resources
  Company Guaranty
      11-01-11               8.25                 310,000             319,300
XTO Energy
  Sr Nts
      04-15-12               7.50                 770,000             808,500
Total                                                               9,021,553

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                      Coupon              Principal            Value(a)
                             rate                 amount
Energy equipment & services (--%)

Key Energy Services
  Sr Nts
      03-01-08               8.38%               $385,000            $400,400
Plains All American Pipeline
  Sr Nts
      10-15-12               7.75                 230,000(d)          232,300
Total                                                                 632,700

Financial services (2.8%)
American General Finance
      10-01-12               5.38               1,000,000           1,002,750
Citibank Credit Card Insurance Trust
  Series 2001-8 Cl A
      12-07-06               4.10               4,000,000           4,154,070
Citigroup
      02-21-12               6.00               2,600,000           2,811,978
  Sub Nts
      08-27-12               5.63               2,200,000           2,284,502
Credit Suisse First Boston USA
      01-15-12               6.50               2,200,000           2,348,837
GMAC
      02-01-12               7.00               4,100,000           4,001,063
Goldman Sachs Group
      01-15-12               6.60               2,100,000           2,305,252
      09-01-12               5.70               1,700,000           1,749,861
Household Finance
      10-15-11               6.38               2,600,000           2,416,885
John Hancock Financial Services
  Sr Nts
      12-01-08               5.63               1,000,000           1,054,540
LaBranche
  Sr Sub Nts
      03-02-07              12.00               1,500,000           1,605,000
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A5
      09-15-31               4.85               1,800,000(j)        1,824,188
MBNA
      10-15-08               5.75              10,000,000          10,951,719
Morgan Stanley, Dean Witter & Co
      04-01-12               6.60               3,000,000           3,268,260
Pemex Master Trust
      02-01-09               7.88               2,550,000(d)        2,562,750
Total                                                              44,341,655

Food (0.3%)
B&G Foods
  Company Guaranty Series D
      08-01-07               9.63                 600,000             610,500
Burns Philp Capital Property
  Company Guaranty
      07-15-12               9.75                 270,000(d)          270,000
Del Monte
  Company Guaranty Series B
      05-15-11               9.25                 900,000             900,000
Delhaize America
      04-15-31               9.00               2,870,000           2,434,899
General Mills
      02-15-07               5.13               1,000,000           1,052,394
Smithfield Foods
  Sr Sub Nts
      02-15-08               7.63                 200,000             189,000
Total                                                               5,456,793

Furniture & appliances (--%)
Interface
  Company Guaranty
      04-01-08               7.30                  65,000              58,419
  Sr Nts
      02-01-10              10.38                 435,000             438,806
Total                                                                 497,225

Health care (0.3%)
American Home Products
      03-15-04               5.88               5,000,000           5,157,705

Health care services (0.2%)
Insight Healthcare Services
  Company Guaranty Series B
      11-01-11               9.88                 660,000             636,900
Tenet Healthcare
  Sr Nts
      06-01-12               6.50               1,000,000           1,086,210
Triad Hospitals
  Company Guaranty
      05-01-09               8.75                 800,000             846,000
Vanguard Health Systems
  Company Guaranty
      08-01-11               9.75                 400,000             394,000
Total                                                               2,963,110

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                      Coupon              Principal           Value(a)
                             rate                 amount

Household products (0.3%)
Procter & Gamble
      06-15-07               4.75%             $5,000,000          $5,368,530

Industrial equipment & services (--%)
Joy Global
  Company Guaranty Series B
      03-15-12               8.75                 590,000             595,900
Terex
  Company Guaranty
      07-15-11               9.25                 100,000              97,500
Total                                                                 693,400

Insurance (--%)
Americo Life
  Sr Sub Nts
      06-01-05               9.25                 300,000(e)          294,000

Leisure time & entertainment (0.2%)
Ameristar Casinos
  Company Guaranty
      02-15-09              10.75                 200,000             219,500
Argosy Gaming
  Company Guaranty
      06-01-09              10.75                 200,000             218,000
Choctaw Resort Development Enterprises
  Sr Nts
      04-01-09               9.25                 650,000             676,000
HMH Properties
  Company Guaranty Series B
      08-01-08               7.88                 415,000             388,025
MGM Mirage
  Sr Nts
      10-15-06               7.25               1,000,000           1,009,765
Mohegan Tribal Gaming
  Sr Sub Nts
      04-01-12               8.00                 850,000             871,250
Station Casinos
  Sr Nts
      02-15-08               8.38                 385,000             400,400
Total                                                               3,782,940

Media (0.6%)
American Media Operation
  Company Guaranty Series B
      05-01-09              10.25                 625,000             646,875
CanWest Media
  (U.S. Dollar) Sub Sr Nts
      05-15-11              10.63                 500,000(c)          521,250
Charter Communications Holdings LLC/Capital
  Sr Nts
      05-15-11              10.00               1,100,000             671,000
Comcast Cable Communications
      05-01-27               8.50               2,200,000           2,079,000
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
      03-01-12               8.75                 495,000(c)          503,663
CSC Holdings
  Sr Nts Series B
      04-01-11               7.63                 900,000             715,500
Cumulus Media
  Company Guaranty
      07-01-08              10.38                 260,000             274,300
Emmis Communications
  Company Guaranty Series B
      03-15-09               8.13                 715,000             725,725
Entravision Communications
  Company Guaranty
      03-15-09               8.13                 240,000             245,100
Mediacom Broadband LLC
  Company Guaranty
      07-15-13              11.00                 260,000             239,200
Nexstar Finance LLC
  Company Guaranty
      04-01-08              12.00                 300,000             317,250
Radio One
  Company Guaranty Series B
      07-01-11               8.88                 300,000             313,500
Sinclair Broadcast Group
  Company Guaranty
      03-15-12               8.00                 600,000             603,000
Time Warner Entertainment
      03-15-23               8.38               2,260,000           2,119,428
Total                                                               9,974,791

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                      Coupon              Principal            Value(a)
                              rate                 amount
Metals (0.1%)
AK Steel
  Company Guaranty
      06-15-12               7.75%               $500,000(d)         $491,250
DTE Burns Harbor LLC
  Sr Nts
      01-30-03               6.57                 401,040(d)          384,060
Peabody Energy
  Company Guaranty Series B
      05-15-08               9.63                 600,000             628,500
Total                                                               1,503,810

Miscellaneous ( --%)
Von Hoffman
  Company Guaranty
      03-15-09              10.25                 435,000             413,250

Multi-industry conglomerates (0.2%)
Actuant
  Company Guaranty
      05-01-09              13.00                 299,000             345,345
General Electric Capital
      06-15-12               6.00               3,300,000           3,557,532
Total                                                               3,902,877

Paper & packaging (0.4%)
Abitibi-Consolidated
  (U.S. Dollar)
      08-01-10               8.55               1,500,000(c)        1,584,104
Ball
  Company Guaranty
      08-01-06               7.75                 400,000             410,500
Berry Plastics
  Comapany Guaranty
      07-15-12              10.75                 170,000             175,950
MDP Acquisitions
  (U.S.) Dollar Sr Nts
      10-01-12               9.63               350,000(c,d)          350,000
Noske Skog Canada
  (U.S. Dollar) Company Guaranty
      06-15-11               8.63                 105,000(c)           99,750
Plastipak Holdings
  Company Guaranty
      09-01-11              10.75               1,000,000           1,060,000
Riverwood Intl
  Company Guaranty
      08-01-07              10.63                 600,000             616,500
Silgan Holdings
  Sr Sub Deb
      06-01-09              9.00%               1,000,000           1,032,500
Stone Container
  Sr Nts
      07-01-12               8.38                 905,000(d)          891,425
Total                                                               6,220,729

Restaurants & lodging (0.2%)
Extended Stay America
  Sr Sub Nts
      03-15-08               9.15                 400,000             378,000
Park Place Entertainment
  Sr Nts
      11-15-06               8.50                 850,000             907,386
  Sr Sub Nts
      05-15-11               8.13                 800,000             816,000
Starwood Hotels Resorts
      05-01-12               7.88                 325,000(d)          316,063
Total                                                               2,417,449

Retail (0.3%)
Federated Dept Stores
  Sr Nts
      09-01-08               6.63               1,700,000           1,860,718
Gap
      09-15-07               6.90                 300,000             264,000
Sears Roebuck Acceptance
      04-15-12               6.70               1,600,000           1,695,005
United Auto Group
  Sr Sub Nts
      03-15-12               9.63                 400,000(d)          402,000
William Carter
  Company Guaranty Series B
      08-15-11              10.88                 140,000             154,175
Total                                                               4,375,898

Transportation (0.2%)
CSX
      03-15-12               6.30               1,800,000           1,973,045
Interpool
      08-01-07               7.35                 585,000             547,004
Union Pacific
      01-15-11               6.65               1,000,000           1,124,400
Total                                                               3,644,449

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Issuer                      Coupon              Principal            Value(a)
                             rate                 amount
Utilities -- electric (0.6%)
IPALCO Enterprises
      11-14-08               7.38%             $2,500,000          $2,260,575
Northern States Power
  1st Mtge
      08-29-12               8.00               2,800,000(d)        2,965,592
Tiers-Mirant
      06-15-04               7.20               6,500,000(d)        3,737,500
Westar Energy
  1st Mtge
      05-01-07               7.88                 370,000             371,338
Total                                                               9,335,005

Utilities -- telephone (0.4%)
Citizens Communications
  Sr Nts
      08-15-08               7.63               1,800,000           1,692,000
      08-15-31               9.00               2,200,000           1,958,000
Dobson/Sygnet Communications
  Sr Nts
      12-15-08              12.25                 300,000             192,000
France Telecom
  (U.S. Dollar)
      03-01-11               9.25               2,000,000(c)        2,181,732
Nextel Communications
  Sr Nts
      11-15-09               9.38                 525,000             399,000
Sprint Capital
  Company Guaranty
      11-15-28               6.88               1,000,000             576,360
Total                                                               6,999,092

Total bonds
(Cost: $557,903,610)                                              $568,851,843

Short-term securities (7.3%)
Issuer                  Annualized                 Amount               Value(a)
                     yield on date             payable at
                       of purchase               maturity

U.S. government agencies (3.0%) Federal Home Loan Bank Disc Nt
      10-09-02               1.72%             $2,900,000          $2,898,890
Federal Home Loan Mtge Corp Disc Nts
      10-04-02               1.65               5,100,000           5,099,068
      10-08-02               1.61               1,400,000           1,399,499
Federal Natl Mtge Assn Disc Nts
      10-16-02               1.73              15,200,000          15,189,595
      10-30-02               1.64              20,000,000          19,973,836
      11-06-02               1.64               3,200,000           3,194,841
Total                                                              47,755,729

Commercial paper (4.3%)
BOC Group
      10-25-02               1.75               6,300,000(i)        6,292,344
Ciesco LP
      10-21-02               1.72               5,000,000(i)        4,994,984
Dexia Bank (Delaware)
      10-10-02               1.74               5,000,000           4,997,583
Falcon Asset Securitization
      10-08-02               1.78              10,000,000(i)        9,996,045
General Electric Capital
      10-01-02               1.97              21,000,000          20,998,851
Morgan Stanley
      10-01-02               2.00               3,000,000           2,999,833
SBC Intl
      10-10-02               1.75               1,900,000(i)        1,899,076
Sheffield Receivables
      10-23-02               1.75               9,300,000           9,289,602
Windmill Funding
      10-08-02               1.75               7,300,000(i)        7,297,161

Total                                                              68,765,479
Total short-term securities
(Cost: $116,524,102)                                             $116,521,208
Total investments in securities
(Cost: $1,905,245,864)(l)                                      $1,626,711,725

See accompanying notes to investments in securities.

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19 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Sept. 30, 2002, the value of foreign securities represented 1.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

    Type of security                                             Notional amount

    Purchase contracts
    U.S. Treasury Notes, Dec. 2002, 10-year                          $ 7,000,000

    Sale contracts
    U.S. Treasury Bonds, Dec. 2002                                     7,500,000
    U.S. Treasury Notes, Dec. 2002, 5-year                            40,500,000
    Swap Futures, Dec. 2002, 10-year                                  14,500,000

(f) Principal-only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Sept. 30, 2002.

(g) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

((h) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield; similar to a zero coupon bond.

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(j) At Sept. 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $43,164,091.

(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(l) At Sept. 30, 2002, the cost of securities for federal income tax purposes was $1,922,837,892 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                       $  28,380,412
    Unrealized depreciation                                        (324,506,579)
                                                                   ------------
    Net unrealized depreciation                                   $(296,126,167)
                                                                  -------------

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20 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Financial Statements
Statement of assets and liabilities
AXP Balanced Portfolio
Sept. 30, 2002

Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,905,245,864)                              $1,626,711,725
Dividends and accrued interest receivable                             7,439,985
Receivable for investment securities sold                            74,711,147
                                                                     ----------
Total assets                                                      1,708,862,857
                                                                  -------------

Liabilities
Disbursements in excess of cash on demand deposit                        43,383
Payable for investment securities purchased                          76,688,197
Payable upon return of securities loaned (Note 6)                    41,523,750
Accrued investment management services fee                               68,575
Other accrued expenses                                                   62,204
                                                                         ------
Total liabilities                                                   118,386,109
                                                                    -----------
Net assets                                                       $1,590,476,748
                                                                 ==============

*Including securities on loan, at value (Note 6)                   $ 41,631,550
                                                                   ------------

See accompanying notes to financial statements.

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21 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Statement of operations

AXP Balanced Portfolio
Year ended Sept. 30, 2002

Investment income
Income:
Dividends                                                                                             $ 21,470,766
Interest                                                                                                45,080,106
   Less foreign taxes withheld                                                                             (28,235)
                                                                                                           -------
Total income                                                                                            66,522,637
                                                                                                        ----------
Expenses (Note 2):
Investment management services fee                                                                       9,074,291
Compensation of board members                                                                               19,780
Custodian fees                                                                                             158,784
Audit fees                                                                                                  33,000
Other                                                                                                       35,915
                                                                                                            ------
Total expenses                                                                                           9,321,770
   Earnings credits on cash balances (Note 2)                                                                  (30)
                                                                                                               ---
Total net expenses                                                                                       9,321,740
                                                                                                         ---------
Investment income (loss) -- net                                                                         57,200,897
                                                                                                        ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                     (290,693,504)
   Foreign currency transactions                                                                           598,789
   Futures contracts                                                                                   (10,371,277)
   Options contracts written (Note 4)                                                                     (226,276)
                                                                                                          --------
Net realized gain (loss) on investments                                                               (300,692,268)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   23,921,313
                                                                                                        ----------
Net gain (loss) on investments and foreign currencies                                                 (276,770,955)
                                                                                                      ------------
Net increase (decrease) in net assets resulting from operations                                      $(219,570,058)
                                                                                                     =============

See accompanying notes to financial statements.

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22 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Balanced Portfolio

Year ended Sept. 30,                                                                    2002                  2001
Operations
Investment income (loss) -- net                                               $   57,200,897       $    75,276,024
Net realized gain (loss) on investments                                         (300,692,268)         (545,165,283)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             23,921,313          (481,385,099)
                                                                                  ----------          ------------
Net increase (decrease) in net assets resulting from operations                 (219,570,058)         (951,274,358)
                                                                                ------------          ------------
Proceeds from contributions                                                       20,505,319             5,239,064
Fair value of withdrawals                                                       (573,732,782)         (704,706,257)
                                                                                ------------          ------------
Net contributions (withdrawals) from partners                                   (553,227,463)         (699,467,193)
                                                                                ------------          ------------
Total increase (decrease) in net assets                                         (772,797,521)       (1,650,741,551)
Net assets at beginning of year                                                2,363,274,269         4,014,015,820
                                                                               -------------         -------------
Net assets at end of year                                                     $1,590,476,748       $ 2,363,274,269
                                                                              ==============       ===============

See accompanying notes to financial statements.

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23 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Notes to Financial Statements

Balanced Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Balanced Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio seeks to provide a balance of growth of capital and current income by investing primarily in a combination of common stocks and senior securities (preferred stocks and debt obligations). The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
24 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a when-issued or forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a when-issued or forward-commitment basis, including when-issued securities and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Sept. 30, 2002, the Portfolio has entered into outstanding when-issued securities of $43,164,091.

--------------------------------------------------------------------------------
25 --- AXP MUTUAL --- 2002 ANNUAL REPORT

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.43% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Mutual to the Lipper Balanced Funds Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $1,924,664 for the year ended Sept. 30, 2002.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Sept. 30, 2002, the Portfolio's custodian fees were reduced by $30 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

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26 --- AXP MUTUAL --- 2002 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $5,535,699,614 and $6,091,280,423, respectively, for the year ended Sept. 30, 2002. For the same period, the portfolio turnover rate was 267%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $209,163 for the year ended Sept. 30, 2002.

4. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                          Year ended Sept. 30, 2002
                                    Puts                            Calls
                          Contracts          Premiums     Contracts          Premiums

Balance Sept. 30, 2001           --      $        --        7,000        $   748,974
Opened                      14,735         2,456,871        25,597         4,737,082
Closed                      (6,335)       (1,689,093)      (23,722)       (4,027,550)
Exercised                   (8,105)         (740,845)       (5,900)       (1,309,756)
Expired                       (295)          (26,933)       (2,975)         (148,750)
                              ----           -------        ------          --------
Balance Sept. 30, 2002          --       $        --            --       $        --
                              ----           -------        ------          --------

See "Summary of significant accounting policies."

5. INTEREST RATE FUTURES CONTRACTS

As of Sept. 30, 2002, investments in securities included securities valued at $1,621,614 that were pledged as collateral to cover initial margin deposits on 70 open purchase contracts and 625 open sale contracts. The notional market value of the open purchase contracts as of Sept. 30, 2002, was $8,113,438 with a net unrealized gain of $186,923. The notional market value of the open sale contracts as of Sept. 30, 2002, was $71,269,375 with a net unrealized loss of $2,020,195.
See "Summary of significant accounting policies."

6. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2002, securities valued at $41,631,550 were on loan to brokers. For collateral, the Portfolio received $41,523,750 in cash. As of Sept. 30, 2002, due to fluctuating market conditions, the Portfolio was undercollateralized. However, on Oct. 1, 2002 the Fund returned to an adequately collateralized position. Income from securities lending amounted to $41,118 for the year ended Sept. 30, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

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27 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Balanced Portfolio (a series of Growth and Income Trust) as of September 30, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Balanced Portfolio as of September 30, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 1, 2002

--------------------------------------------------------------------------------
28 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Mutual
Sept. 30, 2002

Assets
Investment in Portfolio (Note 1)                                                                     $1,590,413,875
Capital shares receivable                                                                                    44,997
                                                                                                             ------
Total assets                                                                                          1,590,458,872
                                                                                                      -------------

Liabilities
Capital shares payable                                                                                       44,839
Accrued distribution fee                                                                                     35,760
Accrued service fee                                                                                           2,665
Accrued transfer agency fee                                                                                  26,610
Accrued administrative services fee                                                                           5,018
Other accrued expenses                                                                                      306,431
                                                                                                            -------
Total liabilities                                                                                           421,323
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $1,590,037,549
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    2,150,757
Additional paid-in capital                                                                            2,755,206,996
Undistributed net investment income                                                                       1,661,965
Accumulated net realized gain (loss) (Note 5)                                                          (888,625,310)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (280,356,859)
                                                                                                       ------------
Total -- representing net assets applicable to outstanding capital stock                             $1,590,037,549
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,114,655,883
                                                            Class B                                  $  152,089,435
                                                            Class C                                  $    1,050,695
                                                            Class Y                                  $  322,241,536
Net asset value per share of outstanding capital stock:     Class A shares        150,672,483        $         7.40
                                                            Class B shares         20,694,945        $         7.35
                                                            Class C shares            142,782        $         7.36
                                                            Class Y shares         43,565,496        $         7.40
                                                                                   ==========        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Statement of operations

AXP Mutual
Year ended Sept. 30, 2002

Investment income
Income:
Dividends                                                                                           $  21,470,011
Interest                                                                                               45,077,197
   Less foreign taxes withheld                                                                            (28,234)
                                                                                                          -------
Total income                                                                                           66,518,974
                                                                                                       ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                       9,321,420
Distribution fee
   Class A                                                                                              3,695,135
   Class B                                                                                              2,122,400
   Class C                                                                                                 10,992
Transfer agency fee                                                                                     3,670,139
Incremental transfer agency fee
   Class A                                                                                                210,756
   Class B                                                                                                 77,626
   Class C                                                                                                    556
Service fee -- Class Y                                                                                    445,424
Administrative services fees and expenses                                                                 797,157
Compensation of board members                                                                              14,980
Printing and postage                                                                                      401,103
Registration fees                                                                                          76,025
Audit fees                                                                                                 11,000
Other                                                                                                      10,356
                                                                                                           ------
Total expenses                                                                                         20,865,069
   Earnings credits on cash balances (Note 2)                                                             (34,815)
                                                                                                          -------
Total net expenses                                                                                     20,830,254
                                                                                                       ----------
Investment income (loss) -- net                                                                        45,688,720
                                                                                                       ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                             (290,684,290)
   Foreign currency transactions                                                                          598,769
   Futures contracts                                                                                  (10,370,937)
   Options contracts written                                                                            (226,284)
                                                                                                        --------
Net realized gain (loss) on investments                                                              (300,682,742)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  23,922,823
                                                                                                       ----------
Net gain (loss) on investments and foreign currencies                                                (276,759,919)
                                                                                                     ------------
Net increase (decrease) in net assets resulting from operations                                     $(231,071,199)
                                                                                                    =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Mutual

Year ended Sept. 30,                                                                    2002                  2001
Operations and distributions
Investment income (loss) -- net                                               $   45,688,720       $    60,001,677
Net realized gain (loss) on investments                                         (300,682,742)         (545,148,429)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             23,922,823          (481,373,703)
                                                                                  ----------          ------------
Net increase (decrease) in net assets resulting from operations                 (231,071,199)         (966,520,455)
                                                                                ------------          ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                     (32,422,458)          (43,757,072)
     Class B                                                                      (3,047,577)           (4,204,708)
     Class C                                                                         (17,319)              (14,156)
     Class Y                                                                     (10,414,578)          (15,940,726)
   Net realized gain
     Class A                                                                              --               (76,374)
     Class B                                                                              --               (11,876)
     Class C                                                                              --                   (22)
     Class Y                                                                              --               (26,220)
                                                                                 -----------               -------
Total distributions                                                              (45,901,932)          (64,031,154)
                                                                                 -----------           -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                        39,739,775            67,827,454
   Class B shares                                                                 16,853,226            31,752,959
   Class C shares                                                                    673,006             1,097,834
   Class Y shares                                                                 87,158,694           123,789,004
Reinvestment of distributions at net asset value
   Class A shares                                                                 27,940,950            37,810,475
   Class B shares                                                                  2,961,693             4,097,719
   Class C shares                                                                     16,781                13,761
   Class Y shares                                                                 10,414,578            15,966,946
Payments for redemptions
   Class A shares                                                               (353,495,170)         (443,462,041)
   Class B shares (Note 2)                                                       (75,005,654)          (98,996,439)
   Class C shares (Note 2)                                                          (540,291)             (237,252)
   Class Y shares                                                               (252,602,000)         (360,014,506)
                                                                                ------------          ------------
Increase (decrease) in net assets from capital share transactions               (495,884,412)         (620,354,086)
                                                                                ------------          ------------
Total increase (decrease) in net assets                                         (772,857,543)       (1,650,905,695)
Net assets at beginning of year                                                2,362,895,092         4,013,800,787
                                                                               -------------         -------------
Net assets at end of year                                                     $1,590,037,549       $ 2,362,895,092
                                                                              ==============       ===============
Undistributed net investment income                                           $    1,661,965       $     1,424,233
                                                                              --------------       ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Mutual

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Balanced Portfolio

The Fund invests all of its assets in Balanced Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in a combination of common stocks and senior securities (debt obligations and preferred stocks).

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
32 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $450,944 and accumulated net realized loss has been increased by $450,944.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                         2002                      2001

Class A
Distributions paid from:
     Ordinary income                  $32,422,458               $43,757,072
     Long-term capital gain                    --                    76,374

Class B
Distributions paid from:
     Ordinary income                    3,047,577                 4,204,708
     Long-term capital gain                    --                    11,876

Class C
Distributions paid from:
     Ordinary income                       17,319                    14,156
     Long-term capital gain                    --                        22

Class Y
Distributions paid from:
     Ordinary income                   10,414,578                15,940,726
     Long-term capital gain                    --                    26,220

As of Sept. 30, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $   1,607,331
Accumulated gain (loss)                                       $(860,617,168)
Unrealized appreciation (depreciation)                        $(308,310,367)

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
33 --- AXP MUTUAL --- 2002 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.00
o Class B $20.00
o Class C $19.50
o Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $668,013 for Class A, $237,291 for Class B and $1,002 for Class C for the year ended Sept. 30, 2002.

During the year ended Sept. 30, 2002, the Fund's transfer agency fees were reduced by $34,815 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
34 --- AXP MUTUAL --- 2002 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Sept. 30, 2002
                                             Class A          Class B            Class C         Class Y
Sold                                        4,542,080         1,934,879           78,218         9,872,732
Issued for reinvested distributions         3,253,029           347,170            1,988         1,209,675
Redeemed                                  (40,453,702)       (8,710,136)         (61,883)      (28,423,389)
                                          -----------        ----------          -------       -----------
Net increase (decrease)                   (32,658,593)       (6,428,087)          18,323       (17,340,982)
                                          -----------        ----------           ------       -----------

                                                               Year ended Sept. 30, 2001
                                              Class A           Class B          Class C           Class Y
Sold                                        6,360,421         2,977,400          102,617        11,816,585
Issued for reinvested distributions         3,821,202           413,699            1,419         1,613,564
Redeemed                                  (42,127,856)       (9,551,446)         (22,668)      (32,999,509)
                                          -----------        ----------          -------       -----------
Net increase (decrease)                   (31,946,233)       (6,160,347)          81,368       (19,569,360)
                                          -----------        ----------           ------       -----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Sept. 30, 2002.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $860,617,168 as of Sept. 30, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
35 --- AXP MUTUAL --- 2002 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                             $ 8.71       $12.21       $12.94       $13.29       $15.32
                                                                 ------       ------       ------       ------       ------
Income from investment operations:
Net investment income (loss)                                        .20          .21          .32          .37          .48
Net gains (losses) (both realized and unrealized)                 (1.31)       (3.49)         .17         1.15         (.36)
                                                                  -----        -----          ---         ----         ----
Total from investment operations                                  (1.11)       (3.28)         .49         1.52          .12
                                                                  -----        -----          ---         ----          ---
Less distributions:
Dividends from net investment income                               (.20)        (.22)        (.31)        (.36)        (.48)
Distributions from realized gains                                    --           --         (.91)       (1.51)       (1.67)
                                                                   ----         ----         ----        -----        -----
Total distributions                                                (.20)        (.22)       (1.22)       (1.87)       (2.15)
                                                                   ----         ----        -----        -----        -----
Net asset value, end of period                                   $ 7.40       $ 8.71       $12.21       $12.94       $13.29
                                                                 ------       ------       ------       ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                           $1,115       $1,597       $2,628       $3,101       $3,051
Ratio of expenses to average daily net assets(c)                    .93%         .87%         .88%         .83%         .80%
Ratio of net investment income (loss)
   to average daily net assets                                     2.19%        1.96%        2.51%        2.68%        3.35%
Portfolio turnover rate (excluding short-term securities)           267%         226%         180%         134%          98%
Total return(e)                                                  (13.05%)     (27.04%)       3.78%       11.72%         .70%

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                             $ 8.65       $12.12       $12.86       $13.21       $15.25
                                                                 ------       ------       ------       ------       ------
Income from investment operations:
Net investment income (loss)                                        .14          .13          .22          .27          .38
Net gains (losses) (both realized and unrealized)                 (1.31)       (3.46)         .16         1.15         (.37)
                                                                  -----        -----          ---         ----         ----
Total from investment operations                                  (1.17)       (3.33)         .38         1.42          .01
                                                                  -----        -----          ---         ----          ---
Less distributions:
Dividends from net investment income                               (.13)        (.14)        (.21)        (.26)        (.38)
Distributions from realized gains                                    --           --         (.91)       (1.51)       (1.67)
                                                                   ----         ----         ----        -----        -----
Total distributions                                                (.13)        (.14)       (1.12)       (1.77)       (2.05)
                                                                   ----         ----        -----        -----        -----
Net asset value, end of period                                   $ 7.35       $ 8.65       $12.12       $12.86       $13.21
                                                                 ------       ------       ------       ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                             $152         $235         $403         $459         $360
Ratio of expenses to average daily net assets(c)                   1.71%        1.64%        1.64%        1.53%        1.56%
Ratio of net investment income (loss)
   to average daily net assets                                     1.41%        1.19%        1.75%        1.98%        2.58%
Portfolio turnover rate (excluding short-term securities)           267%         226%         180%         134%          98%
Total return(e)                                                  (13.72%)     (27.62%)       2.93%       10.93%        (.07%)

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------
36 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Class C

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001         2000(b)

Net asset value, beginning of period                             $ 8.67       $12.16       $12.09
                                                                 ------       ------       ------
Income from investment operations:
Net investment income (loss)                                        .13          .14          .08
Net gains (losses) (both realized and unrealized)                 (1.31)       (3.48)         .05
                                                                  -----        -----          ---
Total from investment operations                                  (1.18)       (3.34)         .13
                                                                  -----        -----          ---
Less distributions:
Dividends from net investment income                               (.13)        (.15)        (.06)
Net asset value, end of period                                   $ 7.36       $ 8.67       $12.16
                                                                 ------       ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                               $1           $1          $--
Ratio of expenses to average daily net assets(c)                   1.73%        1.64%        1.64%(d)
Ratio of net investment income (loss)
   to average daily net assets                                     1.43%        1.20%        1.34%(d)
Portfolio turnover rate (excluding short-term securities)           267%         226%         180%
Total return(e)                                                  (13.76%)     (27.58%)       1.05%

Class Y
Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                             $ 8.71       $12.21       $12.95       $13.29       $15.32
                                                                 ------       ------       ------       ------       ------
Income from investment operations:
Net investment income (loss)                                        .21          .23          .34          .38          .49
Net gains (losses) (both realized and unrealized)                 (1.31)       (3.49)         .16         1.16         (.36)
                                                                  -----        -----          ---         ----         ----
Total from investment operations                                  (1.10)       (3.26)         .50         1.54          .13
                                                                  -----        -----          ---         ----          ---
Less distributions:
Dividends from net investment income                               (.21)        (.24)        (.33)        (.37)        (.49)
Distributions from realized gains                                    --           --         (.91)       (1.51)       (1.67)
                                                                   ----         ----         ----        -----        -----
Total distributions                                                (.21)        (.24)       (1.24)       (1.88)       (2.16)
                                                                   ----         ----        -----        -----        -----
Net asset value, end of period                                   $ 7.40       $ 8.71       $12.21       $12.95       $13.29
                                                                 ------       ------       ------       ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                             $322         $530         $982       $1,145       $1,339
Ratio of expenses to average daily net assets(c)                    .77%         .71%         .72%         .73%         .73%
Ratio of net investment income (loss)
   to average daily net assets                                     2.33%        2.12%        2.67%        2.79%        3.42%
Portfolio turnover rate (excluding short-term securities)           267%         226%         180%         134%          98%
Total return(e)                                                  (12.90%)     (26.91%)       3.87%       11.90%         .77%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
37 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Mutual (a series of AXP Investment Series, Inc.) as of September 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2002, and the financial highlights for each of the years in the five-year period ended September 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Mutual as of September 30, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 1, 2002

--------------------------------------------------------------------------------
38 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Federal Income Tax Information
             (Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Mutual

Fiscal year ended Sept. 30, 2002

Class A

Income distributions taxable as dividend income, 43.28% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.04666
March 21, 2002                                                  0.05102
June 21, 2002                                                   0.05106
Sept. 20, 2002                                                  0.04986
Total distributions                                            $0.19860

Class B

Income distributions taxable as dividend income, 43.28% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.03007
March 21, 2002                                                  0.03292
June 21, 2002                                                   0.03324
Sept. 20, 2002                                                  0.03392
Total distributions                                            $0.13015

Class C

Income distributions taxable as dividend income, 43.28% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.03017
March 21, 2002                                                  0.03375
June 21, 2002                                                   0.03533
Sept. 20, 2002                                                  0.03493
Total distributions                                            $0.13418

Class Y

Income distributions taxable as dividend income, 43.28% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.05023
March 21, 2002                                                  0.05485
June 21, 2002                                                   0.05479
Sept. 20, 2002                                                  0.05328
Total distributions                                            $0.21315

--------------------------------------------------------------------------------
39 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 79 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age        Position held      Principal            Other directorships
                          with Fund and      occupation during
                          length of service  past five years

------------------------- ------------------ -------------------- ---------------------
Arne H. Carlson           Board member       Chair, Board
901 S. Marquette Ave.     since 1999         Services
Minneapolis, MN 55402                        Corporation
Born in 1934                                 (provides
                                             administrative
                                             services to
                                             boards). Former
                                             Governor of
                                             Minnesota
------------------------- ------------------ -------------------- ---------------------
Philip J. Carroll, Jr.    Board member       Retired Chairman     Boise Cascade
901 S. Marquette Ave.     since 2002         and CEO, Fluor       Corporation (forest
Minneapolis, MN 55402                        Corporation          products), Scottish
Born in 1937                                 (engineering and     Power PLC, Vulcan
                                             construction)        Materials Company,
                                             since 1998. Former   Inc.
                                             President and CEO,   (construction
                                             Shell Oil Company    materials/chemicals)
------------------------- ------------------ -------------------- ---------------------
Livio D. DeSimone         Board member       Retired Chair of     Cargill,
30 Seventh Street East    since 2001         the Board and        Incorporated
Suite 3050                                   Chief Executive      (commodity
St. Paul, MN 55101-4901                      Officer, Minnesota   merchants and
Born in 1936                                 Mining and           processors), Target
                                             Manufacturing (3M)   Corporation
                                                                  (department
                                                                  stores), General
                                                                  Mills, Inc.
                                                                  (consumer foods),
                                                                  Vulcan Materials
                                                                  Company
                                                                  (construction
                                                                  materials/
                                                                  chemicals),
                                                                  Milliken & Company
                                                                  (textiles and
                                                                  chemicals), and
                                                                  Nexia
                                                                  Biotechnologies,
                                                                  Inc.
------------------------- ------------------ -------------------- ---------------------
Ira D. Hall               Board member       Private investor;    Imagistics
183 Long Close Road       since 2001         formerly with        International, Inc.
Stamford, CT 06902                           Texaco Inc.,         (office equipment),
Born in 1944                                 Treasurer,           Reynolds & Reynolds
                                             1999-2001 and        Company
                                             General Manager,     (information
                                             Alliance             services), TECO
                                             Management           Energy, Inc.
                                             Operations,          (energy holding
                                             1998-1999. Prior     company), The
                                             to that, Director,   Williams Companies,
                                             International        Inc. (energy
                                             Operations IBM       distribution
                                             Corp.                company)
------------------------- ------------------ -------------------- ---------------------
Heinz F. Hutter           Board member       Retired President
P.O. Box 2187             since 1994         and Chief
Minneapolis, MN 55402                        Operating Officer,
Born in 1929                                 Cargill,
                                             Incorporated
                                             (commodity
                                             merchants and
                                             processors)
------------------------- ------------------ -------------------- ---------------------
Anne P. Jones             Board member       Attorney and         Motorola, Inc.
5716 Bent Branch Rd.      since 1985         Consultant           (electronics)
Bethesda, MD 20816
Born in 1935
------------------------- ------------------ -------------------- ---------------------
Stephen R. Lewis, Jr.*    Board member       Retired President
901 S. Marquette Ave.     since 2002         and Professor of
Minneapolis, MN 55402                        Economics,
Born in 1939                                 Carleton College
------------------------- ------------------ -------------------- ---------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a securityholder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
40 --- AXP MUTUAL --- 2002 ANNUAL REPORT

Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Alan G. Quasha            Board member       President,           Compagnie
720 Fifth Avenue          since 2002         Quadrant             Financiere
New York, NY 10019                           Management, Inc.     Richemont AG
Born in 1949                                 (management of       (luxury goods)
                                             private equities)
------------------------- ------------------ -------------------- ---------------------
Alan K. Simpson           Board member       Former three-term    Biogen, Inc.
1201 Sunshine Ave.        since 1997         United States        (biopharmaceuticals)
Cody, WY 82414                               Senator for Wyoming
Born in 1931
------------------------- ------------------ -------------------- ---------------------
Alison Taunton-Rigby      Board member       President,           Synaptic
8 Farrar Road             since 2002         Forester Biotech     Pharmaceuticals
Lincoln, MA 01773                            since 2000. Former   Corporation
Born in 1944                                 President and CEO,
                                             Aquila
                                             Biopharmaceuticals,
                                             Inc.
------------------------- ------------------ -------------------- ---------------------

Board Members Affiliated with AEFC**

Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Barbara H. Fraser         Board member       Executive Vice
1546 AXP Financial        since 2002         President - AEFA
Center                                       Products and
Minneapolis, MN 55474                        Corporate
Born in 1949                                 Marketing of AEFC
                                             since 2002.
                                             President -
                                             Travelers Check
                                             Group, American
                                             Express Company,
                                             2001-2002.
                                             Management
                                             Consultant,
                                             Reuters,
                                             2000-2001.
                                             Managing Director
                                             - International
                                             Investments,
                                             Citibank Global,
                                             1999-2000.
                                             Chairman and CEO,
                                             Citicorp
                                             Investment
                                             Services and
                                             Citigroup
                                             Insurance Group,
                                             U.S., 1998-1999.
                                             Head of Marketing
                                             and Strategic
                                             Planning -
                                             Investment
                                             Products and
                                             Distribution,
                                             Citibank Global,
                                             1995-1998
------------------------- ------------------ -------------------- ---------------------
Stephen W. Roszell        Board member       Senior Vice
50238 AXP Financial       since 2002; Vice   President -
Center                    President since    Institutional
Minneapolis, MN 55474     2002               Group of AEFC
Born in 1949
------------------------- ------------------ -------------------- ---------------------
William F. Truscott       Board member       Senior Vice
53600 AXP Financial       since 2001, Vice   President - Chief
Center                    President since    Investment Officer
Minneapolis, MN 55474     2002               of AEFC since
Born in 1960                                 2001. Former Chief
                                             Investment Officer
                                             and Managing
                                             Director, Zurich
                                             Scudder Investments
------------------------- ------------------ -------------------- ---------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
41 --- AXP MUTUAL --- 2002 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Jeffrey P. Fox            Treasurer since    Vice President -
50005 AXP Financial       2002               Investment
Center                                       Accounting, AEFC,
Minneapolis, MN 55474                        since 2002; Vice
Born in 1955                                  President -
                                             Finance, American
                                             Express Company,
                                             2000-2002; Vice
                                             President -
                                             Corporate
                                             Controller, AEFC,
                                             1996-2000
------------------------- ------------------ -------------------- ---------------------
Paula R. Meyer            President since    Senior Vice
596 AXP Financial Center  2002               President and
Minneapolis, MN 55474                        General Manager -
Born in 1954                                 Mutual Funds,
                                             AEFC, since 2002;
                                             Vice President and
                                             Managing Director -
                                             American Express
                                             Funds, AEFC,
                                             2000-2002; Vice
                                             President, AEFC,
                                             1998-2000;
                                             President - Piper
                                             Capital
                                             Management 1997-1998
------------------------- ------------------ -------------------- ---------------------
Leslie L. Ogg             Vice President,    President of Board
901 S. Marquette Ave.     General Counsel,   Services
Minneapolis, MN 55402     and Secretary      Corporation
Born in 1938              since 1978
------------------------- ------------------ -------------------- ---------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
42 --- AXP MUTUAL --- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds

AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds

AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds

AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds

AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds

AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds

AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds

AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP International Equity Index Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

(11/02)

AXP Mutual
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6326 W (11/02)